Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                      September 1, 2004 - February 28, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Enterp  9/23/    -     $99.72 $500,00  1,955,    0.39%  0.35%   Wachov  Wachov
 rise     04                   0,000     000                      ia      ia
Produc                                                          Securi
  ts                                                            ties,C
                                                                itigro
                                                                 up,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,C
Enterp  9/23/    -     $99.91 $650,00  900,00    0.14%  0.16%   itigro  Wachov
 rise     04                   0,000      0                      up,      ia
Produc                                                          JPMorg
  ts                                                             an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

                                                                Citigr
                                                                 oup,
                                                                JPMorg
  The   11/15    -     $99.87 $250,00  1,905,    0.76%  0.33%    an,    Citigr
Interp   /04                   0,000     000                     UBS      oup
 ublic                                                          Invest
 Group                                                           ment
  of                                                            Bank,
Compan                                                          HSBC,
  ies                                                           Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey
                                                                Citigr
                                                                 oup,
                                                                Goldma
Clorox  11/30    -     $100.0 $500,00  2,180,    0.44%  0.38%     n,    Goldma
Compan   /04             0     0,000     000                    Sachs      n
   y                                                            & Co.,   Sachs
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Morgan
                                                                Stanle
                                                                  y